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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      LET'S TALK CELLULAR & WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)

         FLORIDA                                            65-0292891
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   (State of incorporation                                (I.R.S. Employer
      or organization)                                   Identification No.)



800 BRICKELL AVENUE, SUITE 400, MIAMI, FLORIDA                  33131
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   (Address of principal executive offices)                   (Zip Code)

If this Form relates to the registration of a class of                     If this Form relates to the registration of a class
debt securities and is effective upon filing pursuant                      of debt securities and is to become effective
to General Instruction A(c)(1) please check the                            simultaneously with the effectiveness of a
following box. [ ]                                                         concurrent registration statement under the
                                                                           Securities Act of 1933 pursuant to General
                                                                           Instruction A(c)(2) please check the following
                                                                           box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                     Name of each exchange on which
     to be so registered                     each class is to be registered
     -------------------                     ------------------------------

            NONE                                          NONE

Securities to be registered pursuant to Section 12(g) of the Act:

                          COMMON STOCK, $0.01 PAR VALUE
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                                (Title of Class)


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ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

              Reference is made to the discussion of the Registrant's Common Stock in the section entitled "Description of Capital Stock" contained in the Registrant's Registration Statement on Form S-1 (File No. 333-34595), filed with the Securities and Exchange Commission on August 29, 1997 (as amended, the "Registration Statement"), which disclosures are incorporated by reference herein.

ITEM 2.       EXHIBITS.

                  1        Amended and Restated Articles of Incorporation*

                  2        Amended and Restated Bylaws*


















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*       These Exhibits are incorporated herein by reference to the Exhibits to the Registration Statement.





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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                LET'S TALK CELLULAR & WIRELESS,
                                                INC.




                                                By: /s/ NICOLAS MOLINA
                                                    ----------------------------
                                                    Nicolas Molina
                                                    Chief Executive Officer

Dated:  November 12, 1997